SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 6
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                               AIM GROWTH SERIES

         This Amendment No. 6 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series amends the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") dated as of May 15, 2002, as amended December 10, 2003 (the "Agreement").

         Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Effective March 31, 2004, Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.


                                            By:     /s/ Robert H. Graham
                                                  ----------------------------
                                            Name: Robert H. Graham
                                                  Title:   President

                          Exhibit 1 TO AMENDMENT No. 6
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                              OF AIM GROWTH SERIES

                                   SCHEDULE A
                               AIM GROWTH SERIES
                         PORTFOLIOS AND CLASSES THEREOF

     PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
     ---------                                  -------------------------

AIM Basic Value Fund                            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares

AIM Global Equity Fund                          Class A Shares
                                                Class B Shares
                                                Class C shares
                                                Institutional Class Shares

AIM Mid Cap Core Equity Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares

AIM Small Cap Growth Fund                       Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares

AIM Conservative Allocation Fund                Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares

AIM Moderate Allocation Fund                    Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares

AIM Aggressive Allocation Fund                  Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Institutional Class Shares